November 2016 Financial information for the three and nine months ended September 30, 2016 NASDAQ: TIPT INVESTOR PRESENTATION - THIRD QUARTER - 2016 Exhibit 99.2

1 LIMITATIONS ON THE USE OF INFORMATION This presentation has been prepared by Tiptree Financial Inc. and its consolidated subsidiaries (“Tiptree", "the Company" or "we”) solely for informational purposes, and not for the purpose of updating any information or forecast with respect to Tiptree, its subsidiaries or any of its affiliates or any other purpose. Tiptree reports a non-controlling interest in TFP that is not owned by Tiptree and certain other operating subsidiaries that are not wholly owned. Unless otherwise noted, all information is of Tiptree on a consolidated basis before non-controlling interest. This information is subject to change without notice and should not be relied upon for any purpose. Neither Tiptree nor any of its affiliates makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein and no such party shall have any liability for such information. In furnishing this information and making any oral statements, neither Tiptree, its subsidiaries nor any of its affiliates undertakes any obligation to provide the recipient with access to any additional information or to update or correct such information. The information herein or in any oral statements (if any) are prepared as of the date hereof or as of such earlier dates as presented herein; neither the delivery of this document nor any other oral statements regarding the affairs of Tiptree or its affiliates shall create any implication that the information contained herein or the affairs of Tiptree, its subsidiaries or its affiliates have not changed since the date hereof or after the dates presented herein (as applicable); that such information is correct as of any time subsequent to its date; or that such information is an indication regarding the performance of Tiptree or any of its affiliates since the time of Tiptree’s latest public filings or disclosure. These materials and any related oral statements are not all-inclusive and shall not be construed as legal, tax, investment or any other advice. You should consult your own counsel, accountant or business advisors. Tiptree files public reports with the Securities and Exchange Commission (“SEC”). The information contained herein should be read in conjunction with and is qualified by Tiptree’s SEC filings. Performance information is historical and is not indicative of, nor does it guarantee future results. There can be no assurance that similar performance may be experienced in the future. Certain market data and industry data used in this presentation were obtained from reports of governmental agencies and industry publications and surveys. Industry publications and third-party research, surveys and reports generally indicate that their information has been obtained from sources believed to be reliable. We believe the data from third-party sources to be reliable based upon our management’s knowledge of the industry, but have not independently verified such data and as such, make no guarantees as to its accuracy, completeness or timeliness. SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS This document contains "forward-looking statements" which involve risks, uncertainties and contingencies, many of which are beyond Tiptree Financial's control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained herein that are not clearly historical in nature are forward-looking, and the words "anticipate," "believe," "estimate," "expect,“ “intend,” “may,” “might,” "plan," “project,” “should,” "target,“ “will,” or similar expressions are intended to identify forward-looking statements. Such forward- looking statements include, but are not limited to, statements about Tiptree Financial's plans, objectives, expectations and intentions. The forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, many of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecast in the forward-looking statements. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including, but not limited to those described in the section entitled “Risk Factors” in Tiptree’s Annual Report on Form 10-K, and as described in the Tiptree Financial’s other filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date of this release. The factors described therein are not necessarily all of the important factors that could cause actual results or developments to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could affect our forward-looking statements. Consequently, our actual performance could be materially different from the results described or anticipated by our forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Except as required by the federal securities laws, we undertake no obligation to update any forward-looking statements. NOT AN OFFER OR A SOLICIATION This document does not constitute an offer or invitation for the sale or purchase of securities or to engage in any other transaction with Tiptree Financial, its subsidiaries or its affiliates. The information in this document is not targeted at the residents of any particular country or jurisdiction and is not intended for distribution to, or use by, any person in any jurisdiction or country where such distribution or use would be contrary to local law or regulation. NON-U.S. GAAP MEASURES In this document, we sometimes use financial measures derived from consolidated financial data but not presented in our financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP). Certain of these data are considered “non-GAAP financial measures” under the SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Management's reasons for using these non-GAAP financial measures and the reconciliations to their most directly comparable GAAP financial measures are posted in the Appendix. We use non-GAAP financial measures including, but not limited to, the following: • EBITDA and Adjusted EBITDA on a consolidated basis and Segment EBITDA and Segment Adjusted EBITDA on a segment basis; • As Adjusted Net revenues for our Fortegra subsidiary; • Net operating income ("NOI") and NOI margin for our Care subsidiary; and • Book value per share, as exchanged. DISCLAIMERS

OVERVIEW & FINANCIAL RESULTS Key Highlights

# EXECUTING ON OUR 2016 PRIORITIES

**3Q16 Highlights**

**Revenue**
**$134.1 million**
11.0% vs. prior year

**Net Income**
from continuing operations
**$7.8 million**
vs. prior year loss of $6.4 million

**Adjusted EBITDA**
from continuing operations [1]
**$20.1 million**
3.1x vs. prior year

**Book Value**
per share, as exchanged [1]
**$9.93**
11.6% vs. 12/31/15

## Business performance

- ☑ **Specialty Insurance gross written premiums of $540m**, up 8%, and **net written premiums of $152m** for the nine months 2016, up 16% versus prior year
- ☑ Strong contributions from senior housing real estate, credit and mortgages
  - **$15.7m of Care revenue in 3Q16, up 35%** from prior year while expanding NOI margins
  - **Telos earned $4.6m of management fees** in 3Q16, up $2.0m, year-to-date $10.0m
  - Principal investments, including CLO and NPL investments, yielded **$9.8m revenue for the quarter,** and $31.6m for the year
  - 3Q16 **mortgage originations of $566m, up 31%** from 2Q16 - bringing the total year to $1.3B

## Investing in core businesses

- ☑ Care continues to make investments, purchasing a property for $29.4m in August 2016 - **aggregate purchase price of Care's current portfolio is $317.5m**
- ☑ **Invested additional $25m in Credit Opportunities fund**, increased credit facility capacity to $150m

## Shareholder value creation

- ☑ In 3Q16, completed **block purchase of 1.0m shares at a 37% discount** to book
- ☑ 2016 year-to-date, re-purchased **6.8m shares, or 16% of outstanding since year-end at an average 30% discount to book**
- ☑ Returned an additional $4.1m of dividends year-to-date, bringing total to **$48m cash returned to shareholders in 2016**

*(1) For a reconciliation of Non-GAAP metrics Adjusted EBITDA and book value per share as exchanged to GAAP financials, see the Appendix.*

TiptreeFinancial 3

# DRIVING REPEATABLE GROWTH

(in millions, except per share information)

## Book value per share [1]

as exchanged



$8.90
$9.10
$9.68
$9.93
4Q15
1Q16
2Q16
3Q16

| Total shares outstanding | 42.95 | 42.96 | 37.31 | 36.40 |
|---|---|---|---|---|

## Adjusted EBITDA [1]

from continuing operations



$8.4
$15.3
$17.4
$20.1
4Q15
1Q16
2Q16
3Q16

*(1) See the appendix for a reconciliation of book value per share as exchanged and Adjusted EBITDA*
*(2) Market Enterprise Value = share price on final day of each quarter multiplied by total Class A & B shares, plus Secured Corporate Credit Agreements, plus preferred trust securities, plus NCI - other, less cash*
*(3) Book Enterprise Value = Total Stockholders Equity plus Secured Corporate Credit Agreements and preferred trust securities, less cash*

## Tiptree enterprise value

| | 1Q16 | 2Q16 | 3Q16 |
|---|---|---|---|
| Market Enterprise Value [2] | $412.4 | $368.5 | $375.1 |
| Annualized Adjusted EBITDA | $61.3 | $69.7 | $80.5 |
| Implied market EV multiple | 6.7x | 5.3x | 4.7x |
| Book Enterprise Value [3] | $558.6 | $525.2 | $520.2 |
| Implied book EV multiple | 9.1x | 7.5x | 6.5x |

## Operational drivers

- Year-over-year earnings and Adjusted EBITDA growth in each segment
- Focused, re-investment in core businesses
- Generated earnings per share of $0.53 through nine months 2016
- 2016 year-to-date, re-purchased 6.8m shares, or 16% of outstanding since year-end at an average 30% discount to book

TiptreeFinancial
4

# FINANCIAL RESULTS

## Summary Consolidated Statements of Operations

| (unaudited, $ in thousands) | Three Months Ended September 30, 2016 | Three Months Ended September 30, 2015 | Nine Months Ended September 30, 2016 | Nine Months Ended September 30, 2015 |
|---|---|---|---|---|
| Total revenue | $134,121 | $120,868 | $399,679 | $310,959 |
| Total expense | 126,603 | 121,225 | 382,157 | 318,512 |
| Net income (loss) attributable to consolidated CLOs | 4,032 | (3,202) | 10,049 | (3,446) |
| **Income (loss) before taxes from continuing operations** | **$11,550** | **$(3,559)** | **$27,571** | **$(10,999)** |
| Less: provision (benefit) for income taxes | 3,712 | 2,829 | 5,298 | 962 |
| **Income (loss) from continuing operations** | **$7,838** | **$(6,388)** | **$22,273** | **$(11,961)** |
| Discontinued operations, net | — | — | — | 23,348 |
| Net income (loss) before non-controlling interests | $7,838 | $(6,388) | $22,273 | $11,387 |
| Less: net income (loss) attributable to NCI - TFP | 1,362 | (1,661) | 4,660 | 2,214 |
| Less: net income (loss) attributable to NCI - Other | 571 | (174) | 20 | (257) |
| **Net income (loss) available to Class A common stockholders** | **$5,905** | **$(4,553)** | **$17,593** | **$9,430** |

## Per Share Metrics

| | | | | |
|---|---|---|---|---|
| Earnings per Class A Share from continuing operations, diluted | 0.19 | (0.13) | 0.53 | (0.25) |
| Earnings per Class A Share from discontinued operations, diluted | — | — | — | 0.54 |
| Earnings per Class A Share, diluted | $ 0.19 | $ (0.13) | $ 0.53 | $ 0.29 |

## 3Q16 consolidated highlights

**Income from continuing operations of $7.8m for 3Q16, an increase of $14.2m over prior year primarily driven by:**

- Improved origination volumes and margins in specialty finance
- Increased rental income at Care from recent acquisitions and improving margins on existing managed properties
- Better year-over-year performance of the CLO subordinated notes
- Year-over-year increase in principal investment income

Partially offset by:

- Declines in Fortegra net revenues driven primarily by pressures in the mobile protection product
- Increased corporate costs from further investment in NPLs

**Net income per Class A share increased over prior year as a result improved, repeatable earnings**

TiptreeFinancial 5

# 2016 SEGMENT PERFORMANCE

($ in millions)



Revenue
$399.7
Total Revenue: 28.5% increase
24.0
7.5
Corporate & Other: F%
Asset Management: 56.3%
$311.0
44.2
Real Estate: 32.7%
4.8
33.3
67.8
Specialty Finance: 101.8%
33.6
Insurance & Insurance Services: 7.2%
238.9
256.2
YTD'15
YTD'16



Pre-tax income
from continuing operations
$27.6
Continuing Operations: $38.6m increase
5.0
Asset Management: 66.7%
$(11.0)
5.5
Specialty Finance: 139.1%
3.0
2.3
Insurance & Insurance Services: 23.0%
20.4
25.1
Real Estate: 37.4%
(8.8)
(5.5)
(2.6)
Corporate & principal investments: F%
(28.0)
YTD'15
YTD'16



Adjusted EBITDA(1)
Disc. Ops. (PFG)
$50.0
$52.9
Continuing Operations: 216% increase
$33.2
5.0
Asset Management: 66.7%
$16.8
7.2
Real Estate: 84.6%
3.0
3.9
6.3
Specialty Finance: 117.2%
2.9
Insurance & Insurance Services: 14.8%
30.5
35.0
(0.7)
Corporate & principal Investments: F%
(23.5)
YTD'15
YTD'16

**The key drivers for improvement in operational performance include:**

+ Insurance: growth driven by increases in written premiums, investment income & margin expansion as a result of disciplined cost control
+ Real estate: up as margins improved at existing properties and acquisitions increased overall revenues
+ Specialty Finance: improvement in mortgage volumes and margins as a result of strong market conditions and the acquisition of Reliance in addition to continued growth in lending at Siena
+ Principal investments: increases driven by earnings on invested assets, partial recovery of fair value marks on CLO sub-notes and earnings on Credit Opportunities Fund and NPLs
- Corporate: higher payroll, audit and consulting expenses driven by efforts to improve controls and reporting infrastructure

*F% is favorable versus prior year; (U)% is unfavorable versus prior year; YTD is year-to-date*
*1) Adjusted EBITDA includes income from continuing and discontinuing operations - see appendix for reconciliation.*

TiptreeFinancial 6

Three and Nine Months Ended September 30, 2016 KEY PERFORMANCE HIGHLIGHTS

# INSURANCE & INSURANCE SERVICES

($ in millions)

## Key financials [1]

| | 3Q16 | V% | YTD'16 | V% |
|---|---|---|---|---|
| Net Written Premiums | $56.0 | 4.7 % | $152.4 | 15.7% |
| Revenue | $79.1 | (10.1)% | $256.2 | 7.2% |
| Pre-tax income | $8.0 | (20.8)% | $25.1 | 23.0% |
| Net Revenue, as adjusted | $28.3 | (5.0)% | $87.7 | 4.4% |
| Adjusted EBITDA | $11.6 | (12.1)% | $35.0 | 14.8% |
| Combined ratio [2] | 92.0% | 420 bps | 91.8% | 110 bps |

## Insurance products



Net Written Premiums
$152.4
27.1
35.0
90.2
$131.7
12.6
31.6
87.5
YTD'16
YTD'15
Net Revenue
as adjusted(1)
$87.7
15.7
7.3
17.7
47.0
$84.0
10.9
4.1
24.3
44.7
YTD'16
YTD'15
Investment and other income
Specialty products
Warranty
Credit protection

*(1) See the appendix for a reconciliation of Non-GAAP measures Revenue as adjusted, Net Revenue as adjusted and Adjusted EBITDA to GAAP financials.*
*(2) The combined ratio is a measure of underwriting performance and represents the relationship of net losses and loss adjustment expense, commission expense, member benefit claims and payroll, depreciation and other expenses to earned premiums, service and administrative fees, ceding commissions and other income.*

## 3Q16 highlights

Pre-tax income and Adjusted EBITDA down year-over-year driven by:

- Reduction in Warranty net revenues as competitive pressures remain for the mobile protection products

Partially offset by:

- ✓ Investment income of $3.5m, up $2.3m from prior year
- ✓ Specialty product net revenues of $2.3m, up 77.4% driven by earned premiums and service fees

## Year-to date highlights

Net written premiums increased over prior year by $20.7m or 15.7%, driven by growth in all product lines

$35.0 million Adjusted EBITDA, up 14.8% year over year with margin improvement of 360 bps

$225m investable assets as of 3Q16, up 16% over prior year; we expect investment earnings to grow over time

TiptreeFinancial
8

# REAL ESTATE

($ in millions)

## Key financials[1]

| | 3Q16 | V% | YTD'16 | V% |
|---|---|---|---|---|
| Revenue | $15.7 | 35.3% | $44.2 | 32.7% |
| Pre-tax income | $(0.5) | 82.0% | $(5.5) | 37.4% |
| Adjusted EBITDA | $2.9 | 123.1% | $7.2 | 84.6% |
| Net Operating Income (NOI) | $5.8 | 31.8% | $15.8 | 35.0% |
| Segment assets | $308.9 | 30.1% | $308.9 | 30.1% |
| Accumulated depreciation[2] | $34.6 | 66.3% | $34.6 | 66.3% |

## NOI by product



Managed properties
Triple net leases
$37.9
$10.3
$28.7
$7.1
$5.5
$4.7
YTD'16
YTD'15
YTD'16
YTD'15
NOI[1] margin %
27.1%
24.5%
Revenues
Net Operating Income

(1) For explanation of Adjusted EBITDA, NOI, NOI Margin % and reconciliation to GAAP real estate segment pre-tax income, see the Appendix.
(2) Includes accumulated depreciation and in-place lease amortization.

## 3Q16 highlights and outlook

Revenues of $15.7m, up $4.1m or 35.3% year-over-year with a pre-tax loss of $0.5m primarily driven by depreciation on recently acquired properties

Adjusted EBITDA of $2.9m, up 123.1% driven by increased NOI at existing properties and 2016 acquisitions

- NOI margin % improvement at managed properties driven by occupancy, pricing increases and cost discipline

| Property | Acquisition Date | Purchase Price | Type | Number of Facilities | Number of Units |
|---|---|---|---|---|---|
| Greenfield I | 09/2011 | 20.8 | NNN | 3 | 120 |
| Calamar | 02/2013 | 23.3 | MP | 2 | 202 |
| Premier | 08/2013 | 21.9 | NNN | 2 | 99 |
| Heritage | 11/2013 | 43.1 | MP | 2 | 271 |
| Greenfield JV | 10/2014 | 30.8 | MP | 3 | 360 |
| Heritage Belle Reve | 12/2014 | 9.4 | MP | 1 | 78 |
| Royal | 02/2015 | 29.1 | MP | 5 | 282 |
| Greenfield II | 03/2015 | 54.5 | NNN | 6 | 299 |
| Heritage Birches | 01/2016 | 39.2 | MP | 1 | 91 |
| Royal Harmony | 03/2016 | 16.0 | MP | 1 | 60 |
| Heritage Birches | 08/2016 | 29.4 | MP | 1 | 85 |
| Total Portfolio | | $317.5 | | 27 | 1,947 |

Expect to see continued EBITDA growth through:

- ✓ Increases in NOI driven by further occupancy increases, property improvements and expense management
- ✓ New acquisitions

TiptreeFinancial

9

# ASSET MANAGEMENT AND CLOs

## Key financials[1]

| | 3Q16 | 3Q15 | YTD'16 | YTD'15 |
|---|---|---|---|---|
| Asset management fee revenue | $4.6 | $2.6 | $10.0 | $8.3 |
| Asset management pre-tax income | $2.3 | $1.0 | $5.0 | $3.0 |
| Income attributable to CLOs | $8.0 | $(1.4) | $17.4 | $1.2 |
| Fee-earning AUM[2] ($ in billions) | $1.9 | $1.8 | $1.9 | $1.8 |

## Total income attributable to CLOs[1]



$17.4
$1.2
Total pre-tax income (loss)
$11.1
$11.8
Distributions from sub notes
$9.6
$8.2
Management fees (reported in asset management segment)
$(3.2)
$(8.0)
Realized losses from sub notes
$(10.8)
Unrealized losses from sub notes
YTD'16
YTD'15
$42.1
$72.4
Average sub note Investment, at fair value

(1) For comparative purposes, revenues as shown in the charts include fees, distributions and realized/unrealized losses attributable to the consolidated CLOs. See appendix for reconciliation.
(2) AUM is estimated and unaudited. Consists of NOPCB for CLOs, excludes COF as it is not earning third party fees as of 9/30/2016.

## 3Q16 highlights

Significant year-over-year improvement in earnings related to asset management fees and CLO investments

- Fee revenue up versus prior year primarily driven by incentive fees leading to pre-tax earnings of $2.3m for the quarter and $5.0m year-to-date
- CLO sub-note investments improved by $7.5m for the quarter, and $14.9m for the nine months as distributions increased primarily from T7 launch and unrealized losses are better given the recovery in the credit markets

## Recent developments and outlook

The Company is continuing to pursue growth opportunities in the Asset Management sector

- In 2Q16, the Company launched Telos CLO 2016-7 and purchased $26m of subordinated notes
- Additional $25m was invested in Credit Opportunities fund in 3Q16, with an increase in leverage capacity to $150m
- Leveraging performance to raise funds in other vehicles or managed accounts

TiptreeFinancial 10

11 Revenue Adjusted EBITDA WELL POSITIONED FOR 2016 AND BEYOND Looking ahead ... Adjusted EBITDA is expected to benefit from: • Continued revenue growth of Fortegra combined with disciplined expense management driving positive improvements • Growing rental income in our real estate portfolio through a combination of stabilizing existing properties as well as investing in new acquisitions • Continued performance in specialty finance as a result of investment in sales personnel in the first half of 2016 and the general interest rate environment • Growing investment income • Re-deploying capital by exiting non-core or under-performing assets Expect to benefit from re-investing our primary sources of liquidity including Fortegra investments, Care & Telos cash distributions, cash payments on principal investments, and capital from non-core assets YTD'16 YTD'15 $399.7 $311.0 YTD'16 YTD'15 16.8 33.2 Highlights ü Significant improvement in revenues, net earnings & Adjusted EBITDA from continuing operations as we move toward more stable, repeatable earnings ü $43.8m of share re-purchases in 2016 at an average 30% discount to book ü Continue to re-invest in core businesses (1) (1) See the appendix for a reconciliation of Adjusted EBITDA to GAAP financials. $50.0 $52.9 Discontinued operations Continuing operations

APPENDIX

# NON-GAAP FINANCIAL MEASURES - EBITDA AND ADJUSTED EBITDA

Management uses EBITDA and Adjusted EBITDA, which are non-GAAP financial measures. The Company believes that consolidated EBITDA and Adjusted EBITDA on a consolidated basis and for each segment provide supplemental information useful to investors as it is frequently used by the financial community to analyze performance period to period, to analyze a company's ability to service its debt and to facilitate comparison among companies. The Company believes segment EBITDA and Adjusted EBITDA provides additional supplemental information to compare results among our segments. Beginning in 2016 the Company Adjusted EBITDA will also be used in determining incentive compensation for the Company's executive officers. These measures are not a measurement of financial performance or liquidity under GAAP and should not be considered as an alternative or substitute for net income. The Company's presentation of these measures may differ from similarly titled non-GAAP financial measures used by other companies. The Company defines EBITDA as GAAP net income of the Company adjusted to add consolidated interest expense, consolidated income taxes and consolidated depreciation and amortization expense as presented in its financial statements and Adjusted EBITDA as EBITDA adjusted to (i) subtract interest expense on asset-specific debt incurred in the ordinary course of its subsidiaries' business operations, (ii) adjust for the effect of purchase accounting, (iii) add back significant acquisition related costs, (iv) adjust for significant relocation costs and (v) any significant one-time expenses.

**Reconciliation from the Company's GAAP net income to Non-GAAP financial measures - EBITDA and Adjusted EBITDA**

| ($ in thousands, unaudited) | Three Months Ended September 30, 2016 | Three Months Ended September 30, 2015 | Nine Months Ended September 30, 2016 | Nine Months Ended September 30, 2015 |
|---|---|---|---|---|
| **Net income (loss) available to Class A common stockholders** | $ 5,905 | $ (4,553) | $ 17,593 | $ 9,430 |
| Add: net (loss) income attributable to noncontrolling interests | 1,933 | (1,835) | 4,680 | 1,957 |
| Less: net income from discontinued operations | — | — | — | 23,348 |
| **Income (loss) from Continuing Operations of the Company** | $ 7,838 | $ (6,388) | $ 22,273 | $ (11,961) |
| Consolidated interest expense | 7,839 | 6,329 | 20,770 | 17,652 |
| Consolidated income taxes | 3,712 | 2,829 | 5,298 | 962 |
| Consolidated depreciation and amortization expense | 6,437 | 10,034 | 21,899 | 36,857 |
| EBITDA from Continuing Operations | $ 25,826 | $ 12,804 | $ 70,240 | $ 43,510 |
| Consolidated non-corporate and non-acquisition related interest expense[1] | (4,989) | (3,484) | (13,223) | (8,127) |
| Effects of Purchase Accounting [2] | (957) | (4,376) | (4,446) | (19,977) |
| Non-cash fair value adjustments [3] | — | — | 1,416 | — |
| Significant acquisition expenses [4] | 248 | — | 631 | 1,349 |
| Separation expenses [5] | — | — | (1,736) | — |
| **Adjusted EBITDA from Continuing Operations of the Company** | $ 20,128 | $ 4,944 | $ 52,882 | $ 16,755 |
| | | | | |
| **Income from Discontinued Operations of the Company** | $ — | $ — | $ — | $ 23,348 |
| Consolidated interest expense | — | — $ | — | $ 5,226 |
| Consolidated income taxes | — | — | — | 3,796 |
| Consolidated depreciation and amortization expense | — | — | — | 862 |
| EBITDA from Discontinued Operations | $ — | $ — | $ — | $ 33,232 |
| **Adjusted EBITDA from Discontinued Operations of the Company** | $ — | $ — | $ — | $ 33,232 |
| **Adjusted EBITDA of the Company** | $ 20,128 | $ 4,944 | $ 52,882 | $ 49,987 |

(1) The consolidated non-corporate and non-acquisition related interest expense is subtracted from EBITDA to arrive at Adjusted EBITDA. This includes interest expense associated with asset-specific debt at subsidiaries in the insurance and insurance services, specialty finance, real estate and corporate and other segments.

(2) Following the purchase accounting adjustments, current period expenses associated with deferred costs were more favorably stated and current period income associated with deferred revenues were less favorably stated. Thus, the purchase accounting effect related to Fortegra, increased EBITDA above what the historical basis of accounting would have generated. The impact of this purchase accounting adjustments have been reversed to reflect an adjusted EBITDA without such purchase accounting effect.

(3) For Care, Adjusted EBITDA excludes the impact of the change of fair value of interest rate swaps hedging the debt at the property level to conform to our updated interest rate hedging policy.

(4) Acquisition related costs represent costs in connection with Care's acquisition of properties which included taxes, legal costs and other expenses.

(5) Consists of payments pursuant to a separation agreement, dated as of November 10, 2015.

TiptreeFinancial 13

# NON-GAAP FINANCIAL MEASURES - EBITDA AND ADJUSTED EBITDA

Management uses EBITDA and Adjusted EBITDA, which are non-GAAP financial measures. The Company believes that consolidated EBITDA and Adjusted EBITDA on a consolidated basis and for each segment provide supplemental information useful to investors as it is frequently used by the financial community to analyze performance period to period, to analyze a company's ability to service its debt and to facilitate comparison among companies. The Company believes segment EBITDA and Adjusted EBITDA provides additional supplemental information to compare results among our segments. Beginning in 2016 the Company Adjusted EBITDA will also be used in determining incentive compensation for the Company's executive officers. These measures are not a measurement of financial performance or liquidity under GAAP and should not be considered as an alternative or substitute for net income. The Company's presentation of these measures may differ from similarly titled non-GAAP financial measures used by other companies. The Company defines EBITDA as GAAP net income of the Company adjusted to add consolidated interest expense, consolidated income taxes and consolidated depreciation and amortization expense as presented in its financial statements and Adjusted EBITDA as EBITDA adjusted to (i) subtract interest expense on asset-specific debt incurred in the ordinary course of its subsidiaries' business operations, (ii) adjust for the effect of purchase accounting, (iii) add back significant acquisition related costs, (iv) adjust for significant relocation costs and (v) any significant one-time expenses.

## Segment EBITDA and Adjusted EBITDA - Three and Nine Months Ended September 30, 2016 and September 30, 2015

| Three Months Ended September 30, | | | | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| ($ in thousands) | Insurance and insurance services | | Specialty finance | | Real estate | | Asset management | | Corporate and other | | Total | |
| | 2016 | 2015 | 2016 | 2015 | 2016 | 2015 | 2016 | 2015 | 2016 | 2015 | 2016 | 2015 |
| Pre-tax income/(loss) | $ 8,025 | $ 10,123 | $ 4,181 | $ 1,251 | $ (473) | $ (2,612) | $ 2,303 | $ 963 | $ (2,486) | $ (13,284) | $ 11,550 | $ (3,559) |
| Add back: | | | | | | | | | | | | |
| Interest expense | 1,626 | 1,735 | 1,932 | 1,217 | 2,271 | 1,828 | — | — | 2,010 | 1,549 | 7,839 | 6,329 |
| Depreciation and amortization expenses | 3,031 | 5,765 | 248 | 269 | 3,096 | 3,932 | — | — | 62 | 68 | 6,437 | 10,034 |
| Segment EBITDA | $ 12,682 | $ 17,623 | $ 6,361 | $ 2,737 | $ 4,894 | $ 3,148 | $ 2,303 | $ 963 | $ (414) | $ (11,667) | $ 25,826 | $ 12,804 |
| EBITDA adjustments: | | | | | | | | | | | | |
| Asset-specific debt interest | (140) | (76) | (1,882) | (1,167) | (2,271) | (1,828) | — | — | (696) | (413) | (4,989) | (3,484) |
| Effects of purchase accounting | (957) | (4,376) | — | — | — | — | — | — | — | — | (957) | (4,376) |
| Significant acquisition expenses | — | — | — | — | 248 | — | — | — | — | — | 248 | — |
| Segment Adjusted EBITDA | $ 11,585 | $ 13,171 | $ 4,479 | $ 1,570 | $ 2,871 | $ 1,320 | $ 2,303 | $ 963 | $ (1,110) | $ (12,080) | $ 20,128 | $ 4,944 |

| Nine Months Ended September 30, | | | | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| ($ in thousands) | Insurance and insurance services | | Specialty finance | | Real estate | | Asset management | | Corporate and other | | Total | |
| | 2016 | 2015 | 2016 | 2015 | 2016 | 2015 | 2016 | 2015 | 2016 | 2015 | 2016 | 2015 |
| Pre-tax income/(loss) | $ 25,100 | $ 20,449 | $ 5,510 | $ 2,254 | $ (5,487) | $ (8,762) | $ 5,041 | $ 3,049 | $ (2,593) | $ (27,989) | $ 27,571 | $ (10,999) |
| Add back: | | | | | | | | | | | | |
| Interest expense | 4,312 | 5,249 | 4,352 | 2,562 | 6,220 | 4,968 | — | — | 5,886 | 4,873 | 20,770 | 17,652 |
| Depreciation and amortization expenses | 10,413 | 24,977 | 664 | 515 | 10,636 | 11,265 | — | — | 186 | 100 | 21,899 | 36,857 |
| Segment EBITDA | $ 39,825 | $ 50,675 | $ 10,526 | $ 5,331 | $ 11,369 | $ 7,471 | $ 5,041 | $ 3,049 | $ 3,479 | $ (23,016) | $ 70,240 | $ 43,510 |
| EBITDA adjustments: | | | | | | | | | | | | |
| Asset-specific debt interest | (351) | (219) | (4,200) | (2,444) | (6,220) | (4,968) | — | — | (2,452) | (496) | (13,223) | (8,127) |
| Effects of purchase accounting | (4,446) | (19,977) | — | — | — | — | — | — | — | — | (4,446) | (19,977) |
| Non-cash fair value adjustments | — | — | — | — | 1,416 | — | — | — | — | — | 1,416 | — |
| Significant acquisition expenses | — | — | — | — | 631 | 1,349 | — | — | — | — | 631 | 1,349 |
| Separation expenses | — | — | — | — | — | — | — | — | (1,736) | — | (1,736) | — |
| Segment Adjusted EBITDA | $ 35,028 | $ 30,479 | $ 6,326 | $ 2,887 | $ 7,196 | $ 3,852 | $ 5,041 | $ 3,049 | $ (709) | $ (23,512) | $ 52,882 | $ 16,755 |

TiptreeFinancial 14

# NON-GAAP FINANCIAL INFORMATION- INSURANCE & INSURANCE SERVICES

Fortegra presents As Adjusted Net revenues which is a Non-GAAP financial measure to provide investors with additional information to analyze its performance from period to period. Management also uses this measures to assess performance and to allocate resources in managing its businesses. However, investors should not consider this Non-GAAP financial measures as a substitute for the financial information that Fortegra reports in accordance with U.S. GAAP. This Non-GAAP financial measure reflects subjective determinations by Fortegra management, and may differ from similarly titled Non-GAAP financial measures presented by other companies. See the below table for a reconciliation from GAAP Total revenues to As Adjusted Net revenues.

| | Three Months Ended September 30, 2016 | | | | Three Months Ended September 30, 2015 | | | |
|---|---|---|---|---|---|---|---|---|
| ($ in thousands) | GAAP | Adjustments | | Non-GAAP As Adjusted | GAAP | Adjustments | | Non-GAAP As Adjusted |
| Revenues: | | | | | | | | |
| Earned premiums | $ 47,609 | $ — | | $ 47,609 | $ 43,884 | $ — | | $ 43,884 |
| Service and administrative fees | 25,842 | 1,134 | (2) | 26,976 | 29,565 | 4,131 | (2) | 33,696 |
| Ceding commissions | 1,397 | 69 | (3) | 1,466 | 11,515 | 821 | (3) | 12,336 |
| Interest income [1] | 3,543 | — | | 3,543 | 1,294 | — | | 1,294 |
| Other Income | 715 | — | | 715 | 1,733 | — | | 1,733 |
| Total revenues | 79,106 | 1,203 | | 80,309 | 87,991 | 4,952 | | 92,943 |
| Less: | | | | | | | | |
| Commission expense | 24,032 | 2,120 | (4) | 26,152 | 30,891 | 9,302 | (4) | 40,193 |
| Member benefit claims | 5,967 | — | | 5,967 | 7,955 | — | | 7,955 |
| Net losses and loss adjustment expenses | 19,914 | — | | 19,914 | 14,948 | — | | 14,948 |
| Net revenues | 29,193 | (917) | | 28,276 | 34,197 | (4,350) | | 29,847 |
| Expenses: | | | | | | | | |
| Interest expense | 1,626 | — | | 1,626 | 1,735 | — | | 1,735 |
| Payroll and employee commissions | 9,180 | — | | 9,180 | 9,543 | — | | 9,543 |
| Depreciation and amortization expenses | 3,031 | (549) | (5) | 2,482 | 5,765 | (3,097) | (5) | 2,668 |
| Other expenses | 7,331 | 40 | (6) | 7,371 | 7,031 | 355 | (6) | 7,386 |
| Total operating expenses | 21,168 | (509) | | 20,659 | 24,074 | (2,742) | | 21,332 |
| Income before taxes from continuing operations | 8,025 | (408) | | 7,617 | 10,123 | (1,608) | | 8,515 |
| Insurance operating metrics: [7] | | | | | | | | |
| Retention ratio | 33.9% | | | 32.2% | 38.0% | | | 31.2% |
| Underwriting ratio | 66.1% | | | 67.8% | 62.0% | | | 68.8% |
| Expense ratio | 25.9% | | | 24.8% | 25.8% | | | 21.4% |
| Combined ratio | 92.0% | | | 92.6% | 87.8% | | | 90.2% |

(1) Includes net realized and unrealized gains and (losses) on investments.

(2) Represents service fee revenues that would have been recognized had purchase accounting effects not been recorded. Deferred service fee liabilities at the acquisition date were reduced to reflect the purchase accounting fair value.

(3) Represents ceding commission revenues that would have been recognized had purchase accounting effects not been recorded. Deferred ceding commissions liabilities at the acquisition date were reduced to reflect the purchase accounting fair value.

(4) Represents additional commissions expense that would have been recorded without purchase accounting; the values of deferred commission assets were eliminated in purchase accounting.

(5) Represents the removal of net additional depreciation and amortization expense that would not have been recorded without purchase accounting; fixed assets and amortizing intangible assets were adjusted in purchase accounting based on fair value analyses.

(6) Represents additional premium tax and other acquisition expenses that would have been recorded without purchase accounting; values of deferred acquisition costs were eliminated in purchase accounting.

(7) The combined ratio is a measure of underwriting performance and represents the relationship of net losses and loss adjustment expense, commission expense, member benefit claims and payroll, depreciation and other expenses to earned premiums, service and administrative fees, ceding commissions and other income. A combined ratio less than 100% indicates an underwriting profit, while a combined ratio greater than 100% reflects an underwriting loss. The combined ratio is the sum of the underwriting ratio and the expense ratio. The underwriting ratio represents the relationship of net losses and loss adjustment expense, commission expense, member benefit claims to earned premiums, service and administrative fees, ceding commissions and other income. The expense ratio represents the relationship of payroll, depreciation and other expenses to earned premiums, service and administrative fees, ceding commissions and other income. Retention ratio is the relationship of net revenues less interest income to total revenues less interest income.

TiptreeFinancial 15

# NON-GAAP FINANCIAL INFORMATION- INSURANCE & INSURANCE SERVICES

Fortegra presents As Adjusted Net revenues which is a Non-GAAP financial measure to provide investors with additional information to analyze its performance from period to period. Management also uses this measures to assess performance and to allocate resources in managing its businesses. However, investors should not consider this Non-GAAP financial measures as a substitute for the financial information that Fortegra reports in accordance with U.S. GAAP. This Non-GAAP financial measure reflects subjective determinations by Fortegra management, and may differ from similarly titled Non-GAAP financial measures presented by other companies. See the below table for a reconciliation from GAAP Total revenues to As Adjusted Net revenues.

| | Nine Months Ended September 30, 2016 | | | Nine Months Ended September 30, 2015 | | |
|---|---|---|---|---|---|---|
| ($ in thousands) | GAAP | Adjustments | Non-GAAP As Adjusted | GAAP | Adjustments | Non-GAAP As Adjusted |
| Revenues: | | | | | | |
| Earned premiums | $ 138,516 | $ — | $ 138,516 | $ 120,944 | $ — | $ 120,944 |
| Service and administrative fees | 84,421 | 4,976 (2) | 89,397 | 77,037 | 15,780 (2) | 92,817 |
| Ceding commissions | 22,645 | 376 (3) | 23,021 | 31,600 | 3,159 (3) | 34,759 |
| Interest income (1) | 9,171 | — | 9,171 | 3,718 | — | 3,718 |
| Other Income | 1,455 | — | 1,455 | 5,592 | — | 5,592 |
| Total revenues | 256,208 | 5,352 | 261,560 | 238,891 | 18,939 | 257,830 |
| Less: | | | | | | |
| Commission expense | 91,906 | 9,494 (4) | 101,400 | 71,346 | 38,352 (4) | 109,698 |
| Member benefit claims | 17,334 | — | 17,334 | 23,774 | — | 23,774 |
| Net losses and loss adjustment expenses | 55,102 | — | 55,102 | 40,324 | — | 40,324 |
| Net revenues | 91,866 | (4,142) | 87,724 | 103,447 | (19,413) | 84,034 |
| Expenses: | | | | | | |
| Interest expense | 4,312 | — | 4,312 | 5,249 | — | 5,249 |
| Payroll and employee commissions | 28,065 | — | 28,065 | 29,626 | — | 29,626 |
| Depreciation and amortization expenses | 10,413 | (2,977) (5) | 7,436 | 24,977 | (17,189) (5) | 7,788 |
| Other expenses | 23,976 | 304 (6) | 24,280 | 23,146 | 1,697 (6) | 24,843 |
| Total operating expenses | 66,766 | (2,673) | 64,093 | 82,998 | (15,492) | 67,506 |
| Income before taxes from continuing operations | 25,100 | (1,469) | 23,631 | 20,449 | (3,921) | 16,528 |
| Insurance operating metrics: (7) | | | | | | |
| Retention ratio | 33.5% | | 31.1% | 42.4% | | 31.6% |
| Underwriting ratio | 66.5% | | 68.9% | 57.6% | | 68.4% |
| Expense ratio | 25.3% | | 23.7% | 33.1% | | 24.5% |
| Combined ratio | 91.8% | | 92.6% | 90.7% | | 92.9% |

(1) Includes net realized and unrealized gains and (losses) on investments.

(2) Represents service fee revenues that would have been recognized had purchase accounting effects not been recorded. Deferred service fee liabilities at the acquisition date were reduced to reflect the purchase accounting fair value.

(3) Represents ceding commission revenues that would have been recognized had purchase accounting effects not been recorded. Deferred ceding commissions liabilities at the acquisition date were reduced to reflect the purchase accounting fair value.

(4) Represents additional commissions expense that would have been recorded without purchase accounting; the values of deferred commission assets were eliminated in purchase accounting.

(5) Represents the removal of net additional depreciation and amortization expense that would not have been recorded without purchase accounting; fixed assets and amortizing intangible assets were adjusted in purchase accounting based on fair value analyses.

(6) Represents additional premium tax and other acquisition expenses that would have been recorded without purchase accounting; values of deferred acquisition costs were eliminated in purchase accounting.

(7) The combined ratio is a measure of underwriting performance and represents the relationship of net losses and loss adjustment expense, commission expense, member benefit claims and payroll, depreciation and other expenses to earned premiums, service and administrative fees, ceding commissions and other income. A combined ratio less than 100% indicates an underwriting profit, while a combined ratio greater than 100% reflects an underwriting loss. The combined ratio is the sum of the underwriting ratio and the expense ratio. The underwriting ratio represents the relationship of net losses and loss adjustment expense, commission expense, member benefit claims to earned premiums, service and administrative fees, ceding commissions and other income. The expense ratio represents the relationship of payroll, depreciation and other expenses to earned premiums, service and administrative fees, ceding commissions and other income. Retention ratio is the relationship of net revenues less interest income to total revenues less interest income.

TiptreeFinancial 16

# NON-GAAP FINANCIAL MEASURES - REAL ESTATE SEGMENT NOI

We evaluate performance of our real estate segment based on segment net operating income ("NOI"). We consider NOI as an important supplemental measure used to evaluate the operating performance of our real estate segment because it allows investors, analysts and our management to assess our unlevered property-level operating results and to compare our operating results between periods and to the operating results of other real estate companies on a consistent basis. We define NOI as total revenue less property operating expense. Property operating expenses and resident fees and services are not relevant to Care's triple net lease operations since Care does not manage the underlying operations and substantially all expenses are passed through to the tenant. Our calculation of NOI may differ from similarly titled non-GAAP financial measures used by other companies. NOI is not a measure of financial performance or liquidity under GAAP and should not be considered a substitute for pre-tax income. The following tables present revenues and expenses, which include amounts attributable to non-controlling interests, by property type in our real estate segment for the three and nine months ended September 30, 2016 and 2015, respectively.

| | Three Months Ended September 30, 2016 | | | Three Months Ended September 30, 2015 | | | Nine Months Ended September 30, 2016 | | | Nine Months Ended September 30, 2015 | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| *($ in thousands)* | NNN Operations | Managed Properties | Real Estate Total | NNN Operations | Managed Properties | Real Estate Total | NNN Operations | Managed Properties | Real Estate Total | NNN Operations | Managed Properties | Real Estate Total |
| Revenues: | | | | | | | | | | | | |
| Resident fees and services | $ — | $ 841 | $ 841 | $ — | $ 678 | $ 678 | $ — | $ 2,625 | $ 2,625 | $ — | $ 1,663 | $ 1,663 |
| Rental revenue | 1,844 | 12,685 | 14,529 | 1,844 | 9,344 | 11,188 | 5,533 | 35,231 | 40,764 | 4,662 | 27,062 | 31,724 |
| Less: Property operating expenses | — | 9,599 | 9,599 | — | 7,489 | 7,489 | — | 27,600 | 27,600 | — | 21,674 | 21,674 |
| Segment NOI | $ 1,844 | $ 3,927 | $ 5,771 | $ 1,844 | $ 2,533 | $ 4,377 | $ 5,533 | $ 10,256 | $ 15,789 | $ 4,662 | $ 7,051 | $ 11,713 |
| Segment NOI Margin % | | 29.0% | | | 25.3% | | | 27.1% | | | 24.5% | |
| Other income | | | $ 324 | | | $ (307) | | | $ 815 | | | $ (54) |
| Less: Expenses: | | | | | | | | | | | | |
| Interest expense | | | 2,271 | | | 1,828 | | | 6,220 | | | 4,968 |
| Payroll and employee commissions | | | 617 | | | 529 | | | 1,900 | | | 1,654 |
| Depreciation and amortization | | | 3,095 | | | 3,932 | | | 10,635 | | | 11,265 |
| Other expenses | | | 583 | | | 393 | | | 3,335 | | | 2,534 |
| Pre-tax income (loss) | | | $ (471) | | | $ (2,612) | | | $ (5,486) | | | $ (8,762) |

TiptreeFinancial

17

# NON-GAAP FINANCIAL MEASURES - CLOs MANAGED BY THE COMPANY

The Company deconsolidated the results of Telos 1, Telos 2, Telos 3 and Telos 4 for the period that we did not own the subordinated notes for the three and nine months ended September 30, 2016 but not for the prior year periods. The table below shows the results attributable to the CLOs both on a consolidated basis and an unconsolidated basis, which is a non-GAAP measure, for the three and nine months ended September 30, 2016. Management believes is helpful to investors for year-over-year comparative purposes, given that Telos 2 and Telos 4 were deconsolidated in Q2 2015 when we sold our retained interests in each CLO

($ in thousands)

| | Three Months Ended September 30, | | | | | |
|---|---|---|---|---|---|---|
| | 2016 | | | 2015 | | |
| | Consolidated | Non consolidated[1] | Non-GAAP total | Consolidated[2] | Non consolidated[1] | Non-GAAP total |
| Management fees paid by the CLOs to the Company[3] | $ 743 | $ 3,815 | $ 4,558 | $ 652 | $ 1,994 | $ 2,646 |
| Distributions from the subordinated notes held by the Company | 4,323 | 45 | 4,368 | 2,827 | 62 | 2,889 |
| Realized and unrealized (losses) gains on subordinated notes held by the Company | (1,034) | 108 | (926) | (6,681) | (277) | (6,958) |
| Net (loss) income attributable to the CLOs | $ 4,032 | $ 3,968 | $ 8,000 | $ (3,202) | $ 1,779 | $ (1,423) |

| | Nine Months Ended September 30, | | | | | |
|---|---|---|---|---|---|---|
| | 2016 | | | 2015 | | |
| | Consolidated | Non consolidated[1] | Non-GAAP total | Consolidated[2] | Non consolidated[1] | Non-GAAP total |
| Management fees paid by the CLOs to the Company[3] | $ 2,169 | $ 7,385 | $ 9,554 | $ 3,493 | $ 4,726 | $ 8,219 |
| Distributions from the subordinated notes held by the Company | 10,930 | 128 | 11,058 | 11,644 | 201 | 11,845 |
| Realized and unrealized (losses) gains on subordinated notes held by the Company | (3,050) | (123) | (3,173) | (18,583) | (246) | (18,829) |
| Net (loss) income attributable to the CLOs | $ 10,049 | $ 7,390 | $ 17,439 | $ (3,446) | $ 4,681 | $ 1,235 |

(1) Represents amounts from Telos 1, Telos 2, Telos 3 and Telos 4, which have been deconsolidated for the period that we did not own the subordinated notes. See Note—(15) Assets and Liabilities of Consolidated CLOs, in the accompanying consolidated financial statements, regarding the deconsolidation of certain of our CLOs.

(2) Includes losses of $3.3 million from Telos 2 and Telos 4 for the nine months ended September 30, 2015. Both were deconsolidated and sold in the second quarter of 2015.

(3) Management fees to Telos are shown net of any management fee participation by Telos to others.

TiptreeFinancial 18

# BOOK VALUE PER SHARE, AS EXCHANGED

Management uses Book value per share, as exchanged, which is a non-GAAP financial measure. As exchanged assumes full exchange of the limited partners units of TFP (other than Tiptree itself) for Tiptree Class A common stock. The Company believes that use of this financial measure on a consolidated basis provides supplemental information useful to investors as it is frequently used by the financial community to analyze company growth on a relative per share basis.

Tiptree's book value per share, as exchanged, was $9.93 as of September 30, 2016 compared with $8.90 as of December 31, 2015. Total stockholders' equity, net of other non-controlling interests for the Company was $361.4 million as of September 30, 2016, which comprised total stockholders' equity of $381.3 million adjusted for $19.9 million attributable to non-controlling interest at certain operating subsidiaries that are not wholly owned by the Company. Total stockholders' equity, net of other non-controlling interests for the Company was $382.1 million as of December 31, 2015, which comprised total stockholders' equity of $397.7 million adjusted for $15.6 million attributable to non-controlling interest at subsidiaries that are not wholly owned by the Company, such as Siena, Luxury and Care. Additionally, the Company's book value per share is based upon Class A common shares outstanding, plus Class A common stock issuable upon exchange of partnership units of TFP which is equal to the number of Class B outstanding shares. The total shares as of September 30, 2016 and December 31, 2015 were 36.4 million and 42.9 million, respectively.

| *(in thousands, except per share data)* | September 30, 2016 | June 30, 2016 | March 31, 2016 | December 31, 2015 |
|---|---|---|---|---|
| Total stockholders' equity | $ 381,341 | $ 380,465 | $ 409,718 | $ 397,694 |
| Less non-controlling interest - other | $ 19,939 | $ 19,338 | $ 18,624 | $ 15,576 |
| Total stockholders equity, net of non-controlling interests - other | $ 361,402 | $ 361,127 | $ 391,094 | $ 382,118 |
| Total Class A shares outstanding [(1)] | 28,351 | 29,258 | 34,915 | 34,900 |
| Total Class B shares outstanding | 8,049 | 8,049 | 8,049 | 8,049 |
| Total shares outstanding | 36,400 | 37,307 | 42,964 | 42,949 |
| **Book value per share, as exchanged** | **$ 9.93** | **$ 9.68** | **$ 9.10** | **$ 8.90** |

(1) Excludes 6,596,000 shares of Class A common stock held by subsidiaries of the Company. See Note 24—Earnings per Share, in the Form 10-Q for September 30, 2016, for further discussion of potential dilution from warrants.

TiptreeFinancial 19